EXHIBIT 10.45

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission.  A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO.  #06

EFFECTIVE OCTOBER 14, 2010

TO

PROFESSIONAL SERVICES AGREEMENT
FOR

TXU ENERGY’S
2009 iTHERMOSTAT PROGRAM
AN INTERNET BASED LOAD MANAGEMENT SYSTEM
WITH ***

BY AND BETWEEN

COMVERGE INC.

AND

TXU ENERGY RETAIL COMPANY LLC

DATED APRIL 15, 2009

CONTRACT NO. C 0600559 C

The Effective Date of the Amendment is October 14, 2010

This Amendment modifies, alters or changes specific terms and conditions of Contract No. C 0600559 C (the “Agreement”) that exists between the parties hereto.  Except as modified in this Amendment or previous amendments, the Agreement will remain in full force and effect.

The Agreement is modified as follows:
EFFECTIVE DATE PURPOSE MODIFICATIONS
● Attachment 1 “Statement of Work #1” to the Agreement is hereby modified as follows:	ATTACHMENT 1
o The C & I Portal Scope subsection previously inserted via Amendment No. #01 into Article 1 Hardware is hereby relocated to Article 2 Software, after subsection “POWERPORTAL SOFTWARE”.	C&I PORTAL SCOPE

o  The following is hereby added to the end of the subsection titled “C & I PORTAL SCOPE” under Article 2 SOFTWARE, as follows:

On or before October 15, 2010, CONTRACTOR shall develop and implement the following new additional features to the TXU Energy Commercial Portal:

        1. Incorporate the ability to monitor *** from *** located at COMPANY’s customers’ facilities.

        2. Incorporate the ability to *** and ***, *** located in COMPANY’s customers’ facilities.   The communication to the portal shall be via *** located at customer facilities.  This feature will enable customers to *** and ***.
      3. Incorporate the ability for COMPANY to track *** via ***.

      4. Incorporate the ability for COMPANY to *** and *** and *** to COMPANY’s customers.

  5.  CONTRACTOR will review all of the above changes to the *** subsection with COMPANY before implementation.

A new table is hereby inserted at the end of the subsection titled “PRICING/BUDGET” under Article 3 “PROFESSIONAL SERVICES,” as follows:	PRICING/BUDGET

C & I PORTAL- Temperature Monitoring and Equipment/Lighting Control Modifications
Role	Function	USD Rate per hour*		Estimated Start Date	Estimated End Date	Estimated Hours
Apollo Developer	Senior Application Developer	$	***	***	***	***

*The total fees are estimated to be $***, (and *** such *** without ***), ***.  All expenses shall be approved in advance by COMPANY.

The parties have signed this Amendment acknowledging their agreement to its provisions as of the Effective Date.

Comverge Inc.                                                                           TXU Energy Retail Company LLC

By:           /s/ Ed Myszka                                                           By:           /s/ Gabriel R. Castro
Signature                                                                                             Signature

Name:      Ed Myszka                                                           Name:           Gabriel R. Castro

Title:        EVP                                                                          Title:           Vice President

Date:        10-19-10                                                                  Date:           11.18.10